UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /	Preliminary Proxy Statement.
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
/ /	Definitive Proxy Statement.
/ X /	Definitive Additional Materials.
/ /	Soliciting Material Pursuant to § 240.14a-12.

PUTNAM FUNDS TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,

if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /	No fee required.

/ /	Fee paid previously with preliminary materials.

/ /	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IMPORTANT NOTICE

Putnam Mortgage Opportunities Fund

Dear Valued Shareholder:

Your immediate attention is needed on an important and time-sensitive matter concerning your investment in Putnam Mortgage Opportunities Fund.

Please call (800) 954-4329 or scan the QR code above with your mobile device for additional information on this matter.

The call only takes a few moments, and no confidential information is required. Acting now ensures you’ll no longer be contacted again about this matter. Representatives are available Monday through Friday, 9 a.m. to 10 p.m., and Saturday, 10 a.m. to 2 p.m., Eastern Time.

Sincerely,

Robert L. Reynolds

President

The Putnam Funds